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                                                                    Exhibit 10.4


                            INVESTOR RIGHTS AGREEMENT

            THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is made as of this 29th day of March, 2005, by and among Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Company"), and the investors identified on the signature pages hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS:

            A. Pursuant to the terms of a certain Stock Purchase Agreement, of even date herewith, by and among the Company and the Investors (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), the Company is issuing to the Investors an aggregate of 148,515 shares of a newly created series of the Company's preferred stock, par value $0.01 per share, designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"); and

            B. The parties hereto desire to enter into this Agreement to, among other things, set forth the rights of the Investors with respect to: (i) the registration of shares of Common Stock issuable to the Investors upon conversion of the Series C Preferred Stock; (ii) the receipt of certain information from the Company; and (iii) the participation in future issuances and transfers of securities of the Company.

            NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly, hereby agree as follows:

ARTICLE I DEFINITIONS.

      1.1 General Definitions. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set forth below:

            "Agreement" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Board" means the Board of Directors of the Company.

            "Cerberus" means Cerberus Capital Management, L.P., for itself and/or one or more of its Affiliates and/or accounts managed by Cerberus Capital Management, L.P., including, without limitation, Cerberus Partners, L.P.

            "Commission" means the U.S. Securities and Exchange Commission or any other successor federal agency then administering the Securities Act of 1933, as amended, and other federal securities laws.

            "Common Stock" means the common stock, par value $.01 per share, of the Company, and any other securities into which or for which such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

            "Company" shall have the meaning ascribed to it in the preamble to this Agreement.

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            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Investor(s)" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Preferred Stock" means the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

            "Purchase Agreement" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Qualified Public Offering" means a firm commitment underwritten public offering of shares of the Common Stock in which the aggregate gross proceeds thereof to the Company shall be no less than $30,000,000 and having a per share offering price of at least $5.00.

            "Requisite Investors" means Cerberus and Investors holding at least a majority of the Common Stock issuable upon conversion of the then issued and outstanding shares of Series C Preferred Stock.

            "Series C Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Shares" shall have the meaning ascribed to it in Section 3.1.

ARTICLE II INTENTIONALLY OMITTED.

ARTICLE III TRANSFER OBLIGATIONS.

      3.1 Transfers Prohibited. David Barlow, currently the Company's CEO ("Barlow"), shall not sell, assign, transfer, exchange, give, devise, pledge, hypothecate, encumber or otherwise alienate or dispose of any shares of capital stock of the Company (the "Shares") owned by him, or any right or interest therein, whether voluntarily or involuntarily, by operation of law or otherwise, except in accordance with this Agreement. Notwithstanding the foregoing or
Section 3.2 below, Barlow may transfer any or all of the Shares (i) to his spouse or children or to a trust or partnership established for the benefit of him, his spouse, his ex-spouse or his children, (ii) by will, or (iii) to his Affiliates, provided that such Shares shall remain subject to this Agreement and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. Except to the extent otherwise required by applicable law, any transfer of title of any interest in any of the Shares upon default, foreclosure, forfeit, or otherwise than by a voluntary decision on the part of Barlow, other than any transfer upon death (each, other than any transfer upon death, an "Involuntary Transfer"), shall be void unless Barlow complies with this Article III and enables the Investors to exercise in full their rights hereunder. Upon any Involuntary Transfer, the Investors shall have the right to purchase such Shares pursuant to this Article III and the Person to whom such Shares have been transferred (the "Involuntary Transferee") shall have the obligation to sell such Shares in accordance with this Article III. Upon the Involuntary Transfer of any Shares, Barlow shall promptly (but in no event later than ten (10) days after such Involuntary Transfer) furnish written notice to the Company and the Investors indicating that the Involuntary Transfer has occurred, specifying the name of the Involuntary Transferee, giving a description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. The Investors shall have the right

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to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Shares acquired by the Involuntary Transferee for a purchase price per share equal to the fair market value per Share as determined in good faith by the Board and otherwise in accordance with the provisions of Section 3.2 below. The number of Shares which each Investor shall have the right to purchase shall be determined in the same manner as set forth below in Section 3.2 with respect to the exercise of the Investors' right of first refusal.

      3.2. Rights of First Refusal on Voluntary Transfers.

            (a) Subject to Section 3.2(c), if Barlow intends to sell, assign, transfer or otherwise voluntarily alienate or dispose of any Shares in one transaction or a series of related transactions (the "Selling Stockholder"), then the Selling Stockholder shall, prior to any such transfer, give written notice (the "Selling Stockholder's Notice") of such intention to the Company and the Investors. The Selling Stockholder's Notice shall include the name of the proposed transferee, the proposed purchase price per Share, the terms of payment of such purchase price and all other matters relating to such sale and shall be accompanied by a copy of a binding written agreement of the proposed transferee to purchase such Shares from the Selling Stockholder. If the Selling Stockholder is to receive non-cash consideration from the proposed transferee named in the Selling Stockholder's Notice, the Selling Stockholder's Notice shall specify the "Fair Market Value" (as defined in the Articles of Amendment) of such non-cash consideration as part of the purchase price to be paid for the Offered Shares by the Investors. The Selling Stockholder's Notice shall constitute a binding offer by the Selling Stockholder to sell to the Investors all or any part of such number of such Shares (the "Offered Shares") then owned by the Selling Stockholder as are proposed to be sold in the Selling Stockholder's Notice at the monetary price per Share designated in the Selling Stockholder's Notice, payable as provided in Section 3.2(b). Each Investor shall have the right to purchase all or any part of its Series C Proportionate Percentage (as defined below) of the Offered Shares at the monetary price per Share designated in the Selling Stockholder's Notice, payable as provided in Section 3.2(b). Not later than twenty (20) days after delivery of the Selling Stockholders' Notice, each holder of Series C Preferred Stock shall deliver to the Company, the other holders of Series C Preferred Stock and the Selling Stockholder a written notice (the "Investor Notice") stating whether such holder of Series C Preferred Stock has accepted the offer stated in the Selling Stockholder's Notice with respect to its Series C Proportionate Percentage of the Shares. If one or more of such holders of Series C Preferred Stock elects not to purchase all of the Shares which it is entitled to purchase pursuant to this Section 3.2, the other such holders of Series C Preferred Stock, by written notice to the Selling Stockholder within seven (7) days after the end of the twenty (20) day period set forth above, may elect to purchase all or a part of such unpurchased Shares without the consent of any non-purchasing holders of Series C Preferred Stock, pro rata between or among them or in such other manner as they may agree. The closing of any purchase of the Offered Shares by the holders of Series C Preferred Stock shall take place no later than fifteen (15) days after the end of the twenty (20) day period set forth above. As used herein, "Series C Proportionate Percentage" shall mean with respect to each holder of Series C Preferred Stock a fraction, the numerator of which is the number of shares of Series C Preferred Stock owned by such holder, and the denominator of which is the total number of shares of Series C Preferred Stock owned by all holders of Series C Preferred Stock. Each Investor shall be entitled to apportion shares purchased under this Section 3.2(a) among its partners and Affiliates.

            (b) Closing. The place for the closing of any purchase and sale described in Section 3.2(a) shall be the principal office of the Company or at such other place as the parties shall agree in writing. At the closing, the Selling Stockholder shall accept payment on the terms (including price) offered by the proposed transferee named in the Selling Stockholder's Notice, provided, however, that the Investors shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of consideration in the form of other securities in exchange for the Shares proposed to be sold, but shall be required to pay, in cash, the Fair Market Value of such non-monetary

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consideration. At the closing, the Selling Stockholder shall deliver to the Investors in exchange for Shares purchased and sold at the closing, certificates for the number of Shares stated in the Selling Stockholder's Notice, accompanied by duly executed instruments of transfer.

            (c) Transfers to Third Parties. If the Investors fail to accept the offer stated in the Selling Stockholder's Notice with respect to all of the Offered Shares, they shall not have the right to purchase any Offered Shares, and the Selling Stockholder shall be free, subject to compliance with Section 3.3, to sell all, but not less than all, of the Offered Shares to the designated transferee at a price and on terms no less favorable to the Selling Stockholder than described in the Selling Stockholder's Notice, provided, however, that such sale is consummated within ninety (90) days after the giving of the Selling Stockholder's Notice pursuant to Section 3.2(a). As a condition precedent to the effectiveness of a transfer pursuant to this Section 3.2(c), the proposed transferee(s) shall agree in writing prior to such transfer to become a party to this Agreement and shall thereafter be permitted to transfer Shares only in accordance with this Agreement; provided, however, that if such proposed transferee(s) is a bona fide third party, the transfer of Shares by such transferee shall not thereafter be subject to this Section 3.2.

      3.3 Participation in Sales.

            (a) Co-Sale Right. To the extent that the Investors do not exercise their respective rights of refusal as to all of the Offered Shares pursuant to
Section 3.2, then each Investor shall have the right to participate in such sale of securities, at the same price per Share and on the same terms and conditions as stated in the Selling Stockholder Notice (including any non-cash consideration), up to the number of Shares equal to the aggregate number of Offered Shares multiplied by a fraction, the numerator of which is the aggregate number of Shares held by such Investor (calculated on an as converted basis) and the denominator of which is the aggregate number of Shares held by the Selling Stockholder and all participating Investors (calculated on an as converted basis). To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions of this Section 3.3, the number of Shares that the Selling Stockholder may sell in the transfer shall be correspondingly reduced.

            (b) Notices of Offer and Intent to Participate. If an Investor wishes to participate in any sale pursuant to Section 3.3(a), it shall notify the Selling Stockholder in writing of such intention and the number of Shares it wishes to sell pursuant to this Section 3.3 not later than the end of the 20-day period described in Section 3.2(a) above. If the Selling Stockholder does not receive such notice from an Investor within such 20-day period, the Selling Stockholder shall be free to consummate the proposed transaction without any obligation to include such Investor's Shares in such transaction.

            (c) Closing. Each participating Investor shall effect its participation in a sale contemplated by Section 3.3(a) by promptly delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the type and number of Shares which such Investor elects to sell, or that number of shares of Series C Preferred Stock which are at such time convertible into the number of shares of Common Stock which such Investor elects to sell. The stock certificate or certificates that the Investor delivers to the Selling Stockholder pursuant to this Section 3.3(c) shall be transferred to the prospective purchaser in consummation of the sale of the securities pursuant to the terms and conditions specified in the Selling Stockholder Notice, and the Selling Stockholder shall concurrently therewith remit to such participating Investor that portion of the sale proceeds to which such participating Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, the Selling Stockholder shall not sell to such prospective purchaser or purchasers any securities unless and until, simultaneously with such sale, the Selling Stockholder shall

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purchase such Shares or other securities from such participating Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Selling Stockholder Notice.

      3.4 Legend; Termination.

            (a) Each certificate representing the shares of capital stock now or hereafter held of record or beneficially owned by Barlow shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS DATED AS OF MARCH ___, 2005, AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME, WHICH, AMONG OTHER THINGS, RESTRICTS THE TRANSFER OF SUCH SECURITIES. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

Upon execution of this Agreement, certificates for any shares of capital stock of the Company now or hereafter held of record or beneficially owned by Barlow shall be surrendered to the Company for endorsement with the above legend and then returned to Barlow, and hereafter the Company shall cause the above legend to be placed on all certificates issued by it to or for the benefit of Barlow which represent any additional shares of capital stock of the Company.

            (b) The respective rights and obligations of the parties under this
Article III shall terminate upon the earlier to occur of (i) the consummation of a Qualified Public Offering and (ii) the consummation of a Liquidation Event. At any time after termination of the rights and obligations under this Article III, the Company shall, upon Barlow's request, promptly re-issue certificate(s) without the legend required by Section 3.4(a) representing the securities held of record beneficially owned by Barlow evidenced by such certificate(s) as are surrendered to the Company by Barlow for such re-issuance.

ARTICLE IV FINANCIAL STATEMENTS; INFORMATION AND INSPECTION RIGHTS.

      4.1. Delivery of Financial Statements. The Company shall deliver to each holder of shares of Series C Preferred Stock, as soon as available after the end of each fiscal year of the Company, the audited financial statements of the Company for such fiscal year then ended, together with the written opinion of the auditor rendered in connection therewith. With respect to such financial statements, if for any fiscal year, the Company shall have any Subsidiary whose accounts are consolidated with those of the Company, then in respect of such period, the financial statements delivered pursuant to the foregoing section shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

      4.2. Information Rights. The Company shall furnish to each holder of at least 9,901 shares of Series C Preferred Stock within five (5) business days after an executive officer of the Company or its Subsidiaries, as the case may be, has knowledge of the occurrence of a default hereunder, or under any material agreement of the Company or its Subsidiaries, including without limitation any loan or financing agreement, the commencement of any lawsuit, action, administrative or arbitration or other proceeding against or investigation with respect to the Company or the occurrence of any event, dispute or other development which is reasonably likely (with or without the passage of time) to have a Material Adverse

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Effect, or any effect, condition, event, or circumstance that has resulted in a
Material Adverse Effect, a statement from the President of the Company describing such occurrence and management's anticipated response. The Company shall furnish to each such holder such other financial and other reports or information of the Company and its Subsidiaries as any of such holders may reasonably request with respect to the foregoing or otherwise with respect to the operations of the Company.

      4.3. Inspection Rights. The Company shall permit each holder of at least 9,901 shares of Series C Preferred Stock, at the Company's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers for purposes of allowing such Investor to monitor its investment in the Company, all at such reasonable times and upon reasonable notice as may be reasonably requested by such Investor.

      4.4. Limitations. Notwithstanding anything contained herein to the contrary, the financial reporting requirements and information and inspection rights contained in this Article IV (i) shall apply only for so long as the Company is not filing periodic reports with the Commission pursuant to Section 13 or Section 15 of the Exchange Act and (ii) shall be subject to the execution of confidentiality and non-compete agreements by the Persons requesting such information, in form and substance reasonably satisfactory to the Company.

ARTICLE V MISCELLANEOUS.

      5.1. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or Cerberus, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part, without the prior written consent of the Company, to an Affiliate and to any Person to whom such Investor transfers any shares of the Series C Preferred Stock, provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing that such assignee will be bound by all provisions binding on such Investor. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for any other provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

      5.2. Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

      5.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      5.4. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal with a confirming copy by first class mail; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

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                              If to the Company:

                              Molecular Insight Pharmaceuticals, Inc.
                              160 Second Street
                              Cambridge, Massachusetts 02142
                              Attn: David Barlow
                              Fax: (617)492-5664

                              With a copy to:

                              Foley & Lardner LLP
                              111 Huntington Avenue
                              26th Floor
                              Boston, Massachusetts 02199
                              Attn: Gabor Garai,Esq.
                              Fax: (617)342-4001

                              If to any of the Investors:

                              to the addresses set forth on the signature pages attached hereto.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

      5.5. Expenses. The Company agrees to pay all reasonable out-of-pocket expenses relating to the establishment, due diligence and monitoring of and the administration and exercise of any rights in, and enforcement of, the transactions contemplated by this Agreement and the other Transactions Documents, which arise after the date hereof, and such expenses may include, but not be limited to legal, travel, accounting and Board attendance expenses. Such expenses shall be paid by the Company to the Investors as incurred and upon the request of each such Investor. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

      5.6 Amendments and Waivers. This Agreement shall not be amended without the prior written consent of the Requisite Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Investors.

      5.7. Publicity. No public release or announcement concerning the transactions contemplated by this Agreement or any other Transaction Document shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by any of the Investors) or Cerberus (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

      5.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      5.9. Entire Agreement. This Agreement, including the Exhibits and Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

      5.10. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

      5.11. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      5.12 Independent Nature of Investors' Obligations and Rights. Except as expressly provided herein and therein, the obligations of each Investor under this Agreement and each other Transaction Document are several and not joint with the obligations of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock), and no Investor shall be responsible in any way for the performance of the obligations of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) under this Agreement or any other Transaction Document. The decision of each Investor to purchase Series C Preferred Stock pursuant to this Agreement and the other Transaction Documents has been made by such Investor independently of any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock). Nothing contained herein or in any other Transaction Document, and no action taken by any Investor (including, without limitation, any of the Co-lead Investors) pursuant hereto or thereto, shall be deemed to constitute the Investors (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the other Transaction Documents. Each Investor acknowledges that no other Investor (including, without limitation, any of the Co-lead Investors, and regardless of the Closing at which such Investor purchased its Series C Preferred Stock) has acted as agent for such Investor in connection with making its investment hereunder and that no Investor (including, without limitation, any of the Co-lead Investors, and regardless of the Closing at which such

Investor purchased its Series C Preferred Stock) will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement or the other Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors at multiple Closings and not because it was required or requested to do so by any Investor. Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, neither of the Co-Lead Investors shall have any duty, fiduciary or otherwise, to any other Investor (regardless of the Closing at which such Investor purchased its Series C Preferred Stock) by virtue of such Investor serving as a Co-Lead Investor or otherwise.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                            [COMPANY SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                                     THE COMPANY:

                                     MOLECULAR INSIGHT PHARMACEUTICALS, INC.

                                     By: /s/ David S. Barlow
                                         -------------------
                                     Name: David S. Barlow
                                     Title: Chairman & CEO

                                     /s/ David S. Barlow
                                     -----------------------
                                     DAVID BARLOW, SOLELY FOR PURPOSES OF
                                     ARTICLES IV AND VI OF THE AGREEMENT

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        CERBERUS PARTNERS, L.P.

                                        By: Cerberus Associates, LLC,
                                            its General Partner

                                        By: /s/ Seth Plattus
                                            -----------------
                                            Seth Plattus
                                            Managing Director

                                        Address: 299 Park Avenue
                                                 22nd Floor
                                                 New York, NY 10171

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        Lowenstein Sandler PC
                                        65 Livingston Avenue
                                        Roseland, NJ 07068
                                        Attn: Robert G. Minion, Esq.
                                        Fax: (973) 597-2400

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Andrew R Midler Family Trust 5/99
                                        ---------------------------------

                                        By: /s/ Andrew R Midler
                                            ---------------------
                                            Name: Andrew R Midler
                                            Title: Trustee

                                        Address: 283 Summit Ave
                                                 ---------------------
                                                 Mill Valley Ca 94941
                                                 ---------------------

                                                 ---------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        -------------------------

                                        -------------------------

                                        -------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        John D. Singer, Esq.
                                        ----------------------------------

                                        By: /s/ John D. Singer, Esq.
                                            -------------------------
                                            Name: John D. Singer, Esq.
                                            Title:

                                        Address: 200 East 69th Street
                                                 -------------------------
                                                 Apartment #18-E
                                                 -------------------------
                                                 New York, NY 10021
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        -------------------------

                                        -------------------------

                                        -------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        MICHAEL C. DEUTSCH
                                        ----------------------------------

                                        By: /s/ Michael C. Deutsch
                                            ----------------------
                                            Name: Michael C. Deutsch
                                            Title:

                                        Address: 331 Madison Ave, 3rd Floor
                                                 -------------------------
                                                 New York, NY 10017
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                       NAME OF INVESTOR:

                                       -----------------------------------

  /s/ Patricia T. Poitras              By: /s/ James W Poitras
  -----------------------                  -------------------
  Patricia T. Poitras Revocable Trust      Name: James W Poitras Revocable Trust
  V/A 29 Nov 04                                  V/A 29 Nov.
                                           Title: James W Poitras Trustee
  Patricia T. Poitras Trustee


                                       Address: M/M JAMES W. POITRAS
                                                --------------------------
                                                3100 SPRINGHEAD COURT
                                                --------------------------
                                                NARCOOSSEE FL 34771-8554
                                                --------------------------

                                       With a copy to (which shall not be
                                       deemed notice for purposes of the
                                       Agreement):

                                       JW POITRAS@ALUM.MIT.EDU
                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Carol Frank
                                        -------------------------

                                        By:
                                            ---------------------
                                            Name:
                                            Title:

                                        Address: 11529 Conway Rd
                                                 -------------------------
                                                 St. Louis MO 63131
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        -------------------------

                                        -------------------------

                                        -------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Benjamin M. Frank Trust
                                        ----------------------------------

                                        By: /s/ Benjamin M. Frank
                                            ---------------------
                                            Name: Benjamin M. Frank
                                            Title: Trustee

                                        Address: 106 Breckenwood Way
                                                 -------------------------
                                                 Sacramento CA 95864
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        /s/ John P. Davy
                                        ----------------------------------

                                        By: John P. Davy
                                           -------------------------
                                           Name:
                                           Title:

                                        Address: 16413 NE 135th St
                                                 -------------------------
                                                 Redmond, WA 98052
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        KRIS DAVY
                                        ----------------------------------
                                        16413 NE 135 St
                                        ----------------------------------
                                        Redmond WA 98052
                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Rajpal Sandhu
                                        ----------------------------------

                                        By: /s/ Mary C Henry
                                            ----------------
                                            Name: Rajpal Sandhu & Mary Henry
                                            Title:

                                        Address: 420 FAMILY FARM ROAD
                                                 -------------------------
                                                 WOODSIDE, CA-94062
                                                 -------------------------
                                                 650-529-0606
                                                 -------------------------
                                                 Raj@RajSandhu.com


                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                           [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        ----------------------------------

                                        By: /s/ James T. Lenehan
                                            --------------------
                                            Name: James T. Lenehan
                                            Title:

                                        Address: 1586 HAMPTON RD
                                                 -------------------------
                                                 RYDAL, PA
                                                 -------------------------
                                                 19046
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE)

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Lionel N. Sterling Revocable Trust
                                        ----------------------------------

                                        By: /s/ Lionel N. Sterling
                                            ----------------------
                                            Name: Lionel N. Sterling
                                            Title: Trustee

                                        Address: 631 WEST RD.
                                                 -------------------------
                                                 NEW CANAAN CT.
                                                 -------------------------
                                                 06840
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        LIONEL N. STERLING
                                        ----------------------------------
                                        c/o EQUITY RESOURCES INC. 4th FL.
                                        ----------------------------------
                                        5 GREENWICH OFFICE PARK
                                        ----------------------------------
                                        GREENWICH CT. 06831
                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        American Durham, L.P.
                                        ----------------------------------

                                        By: /s/ T.K. Duggan
                                            --------------------
                                            Name: T.K. DUGGAN
                                            Title: Managing Principal

                                        Address: 680 5th Ave.
                                                 -------------------------
                                                 22nd Floor
                                                 -------------------------
                                                 N.Y, N.Y 10019
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        International Durham, Ltd.
                                        ----------------------------------

                                        By: /s/ T.K. Duggan
                                            --------------------
                                            Name:  T.K. Duggan
                                            Title: Managing Principal

                                        Address: 680 5th Ave.
                                                 -------------------------
                                                 22nd Floor
                                                 -------------------------
                                                 N.Y, N.Y 10019
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        International Benchmarks Master Fund
                                        ------------------------------------

                                        By: /s/ Garry Crowder
                                            ----------------------
                                            Name: Garry Crowder
                                            Title: Director

                                        Address:
                                                 -------------------------

                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Richard Simon
                                        ----------------------------------
                                        By: /s/ Richard Simon
                                            -----------------
                                            Name:
                                            Title:

                                        Address: 219 LAKE AVENUE
                                                 -------------------------
                                                 NEWTON, MA 02461
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        ---------------------------

                                        By: /s/ William R. Ebsworth
                                            -----------------------
                                            Name: William R. Ebsworth
                                            Title:

                                        Address: 17 AUDUBON RD
                                                 -------------------------
                                                 WESTON MA 02493
                                                 -------------------------

                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Alan N. Berro
                                        ----------------------------------

                                        By: /s/ Alan N. Berro
                                            -----------------
                                            Name:
                                            Title:

                                        Address: P.O. BOX 15155
                                                 -------------------------
                                                 BEVERLY HILLS CA
                                                 -------------------------
                                                 90209
                                                 -------------------------

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Renee M. Noto

                                        By: /s/ Renee M. Noto
                                            -----------------
                                            Name:
                                            Title:

                                        Address: 275 Stanwich Road
                                                 Greenwich, CT 06530

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        _____________________
                                        _____________________
                                        _____________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        THE RAPTOR GLOBAL PORTFOLIO LTD.

                                        By: Tudor Investment Corporation,
                                            Investment Advisor

                                        By: /s/ William T. Flaherty
                                            -----------------------
                                            Name: William T. Flaherty
                                            Title: Managing Director

                                        Address: c/o Tudor Investment
                                                 Corporation
                                                 50 Rowes Wharf, 6th Floor
                                                 Boston, MA 02110

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ___________________________
                                        ___________________________
                                        ___________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        THE TUDOR BVI GLOBAL PORTFOLIO LTD.

                                        By: Tudor Investment Corporation,
                                            Trading Advisor

                                        By: /s/ William T. Flaherty
                                            -----------------------
                                            Name: William T. Flaherty
                                            Title: Managing Director

                                        Address: c/o Tudor Investment
                                                 Corporation
                                                 50 Rowes Wharf, 6th Floor
                                                 Boston, MA 02110

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ___________________________
                                        ___________________________
                                        ___________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        TUDOR PROPRIETARY TRADING, L.L.C.

                                        By: /s/ William T. Flaherty
                                            -----------------------
                                            Name: William T. Flaherty
                                            Title: Managing Director

                                        Address: 50 Rowes Wharf, 6th Floor
                                                 Boston, MA 02110

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        __________________________
                                        __________________________
                                        __________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        By: /s/ William C. Smith
                                            --------------------
                                            William C. Smith

                                            /s/ Dana Davis Smith
                                            --------------------
                                            Dana Davis Smith

                                        JOINT TENANTS WITH RIGHT
                                        OF SURVIVORSHIP

                                        Address: 218 RIVER PARK DRIVE
                                                 GREAT FALLS, VA 22066

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ________________________
                                        ________________________
                                        ___________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        THE ALTAR ROCK FUND L.P.

                                        By: Tudor Investment Corporation,
                                            General Partner

                                        By: /s/ William T. Flaherty
                                            -----------------------
                                            Name: William T. Flaherty
                                            Title: Managing Director

                                        Address: c/o Tudor Investment
                                                 Corporation
                                                 50 Rowes Wharf, 6th Floor
                                                 Boston, MA 02110

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        __________________________
                                        __________________________
                                        __________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Julie R. Frank, Trustee

                                        By: /s/ Julie R. Frank Revocable Trust
                                            ----------------------------------
                                            Dated August 13, 2001
                                            Name:
                                            Title:

                                        Address: 3 Roclare Lane
                                                 St. Louis, MO 63131

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        _____________________________________
                                        _____________________________________
                                        _____________________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        ______________________

                                        By: /s/ John C. Otsuki
                                            ------------------
                                            Name: John C. Otsuki
                                            Title:

                                        Address: 4718 MERIVALE RD.
                                                 CHEVY CHASE, MD 20815

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ______________________
                                        ______________________
                                        ______________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        MedCap Partners L.P.

                                        By: /s/ [ILLEGIBLE]
                                            ---------------
                                            Name: [ILLEGIBLE]
                                            Title: Managing Member

                                        Address: 500 Third Street, Suite 535
                                                 San Francisco, CA 94107

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        __________________
                                        __________________
                                        __________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        MedCap Master Fund, L.P.

                                        By: /s/ [ILLEGIBLE]
                                            ---------------
                                            Name: [ILLEGIBLE]
                                            Title: Managing Member of the GP

                                        Address: ATC Trustees (Cayman) Limited
                                                 [ILLEGIBLE]), 2nd Floor,
                                                 Harbour Drive
                                                 George Town, Grand Cayman
                                                 Cayman Islands

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        500 Third Street # 535
                                        San Francisco, CA 94107

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        Keneth Rubin

                                        By: /s/ Kenneth Rubin
                                            ----------------
                                            Name: Kenneth Rubin
                                            Title: Individually

                                        Address: 68 Barkers Point Road
                                                 Sands Point, NY 11050

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ____________________
                                        ____________________
                                        ____________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        WILLIAM P. RICE

                                        By: /s/ William P. Rice
                                            -------------------
                                            Name: WILLIAM P. RICE
                                            Title:

                                        Address: P.O. BOX 1599
                                                 DUXBURY, MA 02331

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ______________________
                                        ______________________
                                        ______________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        James J. Goll

                                        By: /s/ James J. Goll
                                            -----------------
                                            Name: James J. Goll
                                            Title:

                                        Address: 32 Three Wells Lane
                                                 Darien, CT 06820
                                                 (203) 656-0228
                                                 JJCG@SBCGLOBAL.NET

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        _____________________
                                        _____________________
                                        _____________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        __________________________

                                        By: /s/ James M. Hirshberg
                                            ----------------------
                                            Name: James M. Hirshberg
                                            Title:

                                        Address: 62 PRINCE ST
                                                 WEST NEWTON, MA 02465

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        __________________________
                                        __________________________
                                        __________________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        ___________________

                                        By: /s/ Dana G. Doe
                                            ---------------
                                            Name: Dana G. Doe
                                            Title:

                                        Address: [ILLEGIBLE]

                                        Winchester, MA 01890

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ___________________
                                        ___________________
                                        ___________________

                            [INVESTOR SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF INVESTOR:

                                        ____________________

                                        By: /s/ Daniel Frank
                                            ----------------
                                            Name: Daniel Frank
                                            Title:

                                        Address: 19 WHALING ROAD
                                                 DARIEN CT 06820

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):

                                        ____________________
                                        ____________________
                                        ____________________